SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 16, 2005

Federal Signal Corporation
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-693 (Commission File Number)	36-1063330 (IRS Employer Identification No.)

1415 W. 22nd Street, Oak Brook, Illinois (Address of principal executive offices)	60523 (Zip Code)

(630) 954-2000
(Registrant’s telephone number, including area code)

Item 7.01. Regulation FD Disclosure

     The following information is being furnished pursuant to “Item 12. Results of Operations and Financial Condition” of form 8-K in accordance with SEC Release Nos. 33-8216 and 34-47583.

     The information in this Current Report is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 as amended, or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.

     On May 16 and May 17 2005, Federal Signal Corporation will be conducting scheduled meetings with current and potential investors. Robert D. Welding, President and Chief Executive Officer and Stephanie K. Kushner, Vice President and Chief Financial Officer will be reviewing the recent operational and financial performance of the Company and discussing the outlook for 2005. A copy of the presentation materials is attached as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits
SIGNATURE
EXHIBIT INDEX
Exhibit 99.1

Item 9.01. Financial Statements and Exhibits

     (c) Exhibits

          99.1 Investor Presentation materials dated May 16, 2005.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

FEDERAL SIGNAL CORPORATION
Dated: May 16, 2005	By:	/s/ Stephanie K. Kushner
Stephanie K. Kushner
Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Investor Presentation materials dated May 16, 2005.